MORGAN STANLEY DEAN WITTER LIMITED TERM                 Two World Trade Center,
MUNICIPAL TRUST                                         New York, New York 10048
LETTER TO THE SHAREHOLDERS March 31, 2000


DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year with strong growth sustaining full employment. Rising commodity prices, led by oil, which moved above $30 per barrel, heightened concern about inflation. The Federal Reserve Board reacted by raising the federal funds rate by 25 basis points in February and again in March. These moves marked the fourth and fifth times in less than a year that the central bank had increased short-term rates. Economic growth and a less accommodative monetary policy caused long-term interest rates to rise through 1999 and into January. In February the U.S. Treasury announced a plan to use the federal budget surplus to retire debt, precipitating a rally in long Treasury securities.


MUNICIPAL MARKET CONDITIONS

Municipal bond yields began 1999 near recent historic lows. Intermediate-term yields, as measured by 10-year AA-rated general obligation bonds, stood at 4.25 percent in early January 1999 but increased to 5.20 percent by year-end. Intermediate yields continued to edge upward at the start of this year, reaching 5.35 percent in late January, but then stabilized in February and moved lower in March to finish the quarter at 5.10 percent. Because bond prices generally move inversely to changes in interest rates, higher yields caused bond prices to decline significantly during 1999 before recovering moderately in the first quarter of 2000. The magnitude of the increase in interest rates during 1999 would translate into a price decline of approximately 7 percent for a bond with a 10-year maturity.

The ratio of intermediate-term municipal yields to Treasury yields was unchanged at 85 percent between September 1999 and March 2000, after having fallen from 91 percent at the end of 1998. The ratio is used as a measure of relative value. A stable ratio means that municipals are performing in line with Treasuries. Over the past five years the ratio has ranged between an average annual high of 87 percent and an average annual low of 76 percent.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS March 31, 2000, continued

Higher interest rates reduced municipal market underwriting in 1999, with new-issue volume declining 20 percent. Refunding activity, the most interest-rate-sensitive component of supply, was down more than 50 percent. In the first three months of this year, volume was 30 percent lower than in the same period last year.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                         10-YEAR BOND YIELDS 1994-2000

                              U.S. TREASURY YIELDS

                               MUNICIPAL YIELDS*

            MUNICIPAL YIELDS AS A PERCENTAGE OF U.S. TREASURY YIELDS


 1994      1995      1996      1997      1998      1999      2000
 ----      ----      ----      ----      ----      ----      ----
79.10%    75.70%    85.10%    76.01%    78.75%    91.22%    80.41%
79.08     75.59     84.05     77.66     80.22     88.80     80.57
77.49     75.28     77.21     75.73     79.18     80.01     82.70
80.42     74.17     79.30     74.93     80.53     82.79     85.28
78.69     76.17     76.61     76.79     82.01     81.68     70.00
76.08     80.57     76.50     75.23     81.98     80.78     70.00
75.27     83.39     77.65     75.69     82.57     84.43     70.00
75.39     78.69     75.99     76.71     82.70     82.03     70.00
75.17     78.98     74.50     76.18     88.15     83.75     70.00
73.68     79.29     75.82     77.05     96.15     84.86     70.00
74.14     80.23     78.86     79.59     92.07     86.32     70.00
76.74     82.75     79.30     79.90     91.01     81.57     70.00



SOURCE:  BLOOMBERG L.P.
* DOUBLE "A" RATED GENERAL OBLIGATION BONDS

PERFORMANCE

For the 12-month period ended March 31, 2000, Morgan Stanley Dean Witter Limited Term Municipal Trust's total return was 0.08 percent, compared to 0.48 percent for the Lehman Brothers 10-Year Municipal Bond Index. Tax-free dividends totaling approximately $0.38 per share were paid during the period. The Fund's net asset value decreased from $10.34 to $9.96 per share. The accompanying chart compares the Fund's performance to that of the Lehman Brothers 10-Year Municipal Bond Index.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS March 31, 2000, continued

PORTFOLIO STRUCTURE

As of March 31, 2000, intermediate-term municipal bonds represented 87 percent of the Fund's net assets. The Fund's short-term investment position increased from 9 percent to 11 percent of net assets during the fiscal year. The portfolio was diversified among 12 specific municipal sectors and 32 separate issuers. The portfolio's average maturity was 6.0 years, and its duration, a measure of sensitivity to interest-rate changes, was 4.7 years. Bonds subject to the alternative minimum tax (AMT) accounted for 22 percent of net assets. The portfolio maintained high quality with more than 81 percent of the bonds rated AA or AAA as measured by Standard & Poor's Corporation or Moody's Investors Service, Inc. The accompanying charts provide current information on the portfolio's credit quality and sector distribution.


LOOKING AHEAD

The Federal Reserve Board has been expressing concern over prices and rising consumer wealth. We anticipate that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.


We appreciate your ongoing support of Morgan Stanley Dean Witter Limited Term Municipal Trust and look forward to continuing to serve your investment needs.


Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
--------------------------                  ---------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS March 31, 2000, continued

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


LARGEST SECTORS AS OF MARCH 31, 2000
(% OF NET ASSETS)
------------------------------------

GENERAL OBLIGATION       16%
WATER & SEWER            14%
ELECTRIC                 12%
MORTGAGE                  9%
EDUCATION                 7%
IDR/PCR*                  7%
RESOURCE RECOVERY         7%
TRANSPORTATION            7%

*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.



CREDIT RATINGS AS OF MARCH 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)
-----------------------------------

Aa or AA                 43%
Aaa or AAA               38%
A or A                   14%
NR                        5%


AS MEASURED BY MOODY'S INVESTORS SERVICE, INC.
OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.




                        GEOGRAPHIC SUMMARY OF INVESTMENTS
                BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS
                                 MARCH 31, 2000




                     ARIZONA ......................     2.3%
                     CONNECTICUT ..................     6.8
                     DELAWARE .....................     4.5
                     DISTRICT OF COLUMBIA .........     2.3
                     GEORGIA ......................     2.3
                     HAWAII .......................     2.2
                     ILLINOIS .....................     2.2
                     KANSAS .......................     3.3
                     MARYLAND .....................    13.4
                     MASSACHUSETTS ................     4.5
                     MICHIGAN .....................     5.2
                     MINNESOTA ....................     4.5
                     MONTANA ......................     4.6
                     NEW HAMPSHIRE ................     2.3
                     NEW JERSEY ...................     2.2
                     NEW YORK .....................     6.6
                     OHIO .........................     2.2
                     PENNSYLVANIA .................     2.2
                     PUERTO RICO ..................     1.1
                     TENNESSEE ....................     7.0
                     TEXAS ........................     9.9
                     VIRGINIA .....................     6.7
                     WISCONSIN ....................     6.8
                     JOINT EXEMPTIONS* ............    (6.7)
                                                      ------
                     TOTAL ........................    98.4%
                                                      ======

---------------
 * JOINT EXEMPTIONS HAVE BEEN INCLUDED IN EACH GEOGRAPHIC LOCATION.

   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FUND PERFORMANCE March 31, 2000


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                               GROWTH OF $10,000
                                ($ in Thousands)


                            FUND               LEHMAN(3)
  July 12, 1993           $10,000               $10,000
                          -------               -------

  March 31, 1994          $ 9.891               $ 9.928
  March 31, 1995           10.287                10.674
  March 31, 1996           11.153                11.621
  March 31, 1997           11.560                12.227
  March 31, 1998           12.450                13.496
  March 31, 1999           13.033                14.342
  March 31, 2000           13.043                14.411


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------

PERIOD ENDED 3/31/00
---------------------------
1 Year                              0.08%(1)
5 Year                              4.86%(1)
Since Inception (7/12/93)           4.03%(1)



---------------
(1) Figure shown assumes reinvestment of all distributions. There are no sales charges.
(2)   Closing value assuming a complete redemption on March 31, 2000.
(3) The Lehman Brothers 10-Year Municipal Bond Index measures the performance of municipal bonds rated at least Baa+ by Moody's Investors Service, Inc. with maturities ranging between 9 and 12 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 2000


 PRINCIPAL
 AMOUNT IN                                                                                   COUPON     MATURITY
 THOUSANDS                                                                                    RATE        DATE        VALUE
-----------                                                                                ---------- -----------  ------------
            TAX-EXEMPT MUNICIPAL BONDS (87.1%)
            General Obligation (15.8%)
            Connecticut,
 $  1,000    1998 Ser C ..................................................................    5.25 %     10/15/11   $ 1,012,900
    1,000    1998 Ser C ..................................................................    5.25       10/15/12     1,006,410
    1,000   Chicago, Illinois, Emergency Telephone Refg (FGIC) ...........................    5.00       01/01/09       987,380
    1,000   New Hampshire, Refg Ser 1998 A ...............................................    5.25       10/01/10     1,009,650
    1,000   Massillon City School District, Ohio, Refg Ser 1994 (AMBAC) ..................    4.70       12/01/05       988,780
      500   Puerto Rico, Public Improvement Ser 1998 .....................................    5.25       07/01/10       503,900
    1,500   Knox County, Tennessee, Public Improvement Ser 1998 ..........................    5.25       04/01/13     1,490,235
 --------                                                                                                           -----------
    7,000                                                                                                             6,999,255
 --------                                                                                                           -----------
            Educational Facilities Revenue (6.8%)
    1,000   University of Delaware, Ser 1993 .............................................    4.90       11/01/02     1,004,770
    2,000   University of Minnesota, Ser 1993 A ..........................................    4.80       08/15/03     1,995,580
 --------                                                                                                           -----------
    3,000                                                                                                             3,000,350
 --------                                                                                                           -----------
            Electric Revenue (11.9%)
    1,000   Salt River Project Agricultural Improvement & Power District, Arizona,
             Refg Ser 1993 B .............................................................    4.75       01/01/03     1,000,700
    1,505   Wyandotte County/Kansas City, Kansas, Utility Refg Ser 1998 (MBIA) ...........    5.125      09/01/13     1,470,265
    1,000   Long Island Power Authority, Ser 1998 B (MBIA) ...............................    5.125      04/01/11       989,650
    1,820   San Antonio, Texas, Electric & Gas Refg Ser 1994 .............................    4.70       02/01/05     1,793,319
 --------                                                                                                           -----------
    5,325                                                                                                             5,253,934
 --------                                                                                                           -----------
            Hospital Revenue (4.5%)
    1,000   Maryland Health & Higher Educational Facilities Authority, Medlantic/Helix
             Ser 1998 A (FSA) ............................................................    5.25       08/15/12     1,001,460
    1,000   Fairfax County Industrial Development Authority, Virginia, Inova Health
             Refg Ser 1993 A .............................................................    4.70       08/15/04       977,560
 --------                                                                                                           -----------
    2,000                                                                                                             1,979,020
 --------                                                                                                           -----------
            Industrial Development/Pollution Control Revenue (6.7%)
    1,000   Massachusetts Industrial Finance Agency, Eastern Edison Co Refg Ser 1993          5.875      08/01/08       972,980
    2,000   Greenwood, Wisconsin, Land O'Lakes Inc (AMT) .................................    5.50       09/01/03     1,979,400
 --------                                                                                                           -----------
    3,000                                                                                                             2,952,380
 --------                                                                                                           -----------
            Mortgage Revenue - Multi-Family (2.3%)
    1,000   Wisconsin Housing & Economic Development Authority, Ser 1993 B (AMT)              5.10       11/01/03       996,530
 --------                                                                                                           -----------
            Mortgage Revenue - Single Family (6.5%)
    1,000   Connecticut Housing Finance Authority, 1993 Subser F-1 .......................    4.90       05/15/04       996,700
    2,000   Maryland Department of Housing & Community Development, 1999
             Third Ser (AMT) .............................................................    4.40       04/01/07     1,896,760
 --------                                                                                                           -----------
    3,000                                                                                                             2,893,460
 --------                                                                                                           -----------
            Public Facilities Revenue (1.1%)
      500   Michigan Building Authority, Refg 1998 Ser 1 .................................    5.25       10/15/13       494,740
 --------                                                                                                           -----------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                   COUPON     MATURITY
 THOUSANDS                                                                                    RATE        DATE         VALUE
-----------                                                                                ---------- ------------  ------------
            Resource Recovery Revenue (6.8%)
  $ 1,000   Hempstead Industrial Development Agency, New York, American
             REF-FUEL Co of Hempstead Ser 1997 (MBIA) ....................................    5.00 %     12/01/09    $   982,650
    2,000   Northeast Maryland Waste Disposal Authority, Montgomery County
             Ser 1993 A (AMT) ............................................................    5.50       07/01/01      2,017,120
  -------                                                                                                            -----------
    3,000                                                                                                              2,999,770
  -------                                                                                                            -----------
            Student Loan Revenue (4.5%)
    2,000   Montana Higher Education Student Assistance Corporation, Senior
  -------    Ser 1993 B (AMT) ............................................................    5.10       12/01/01      2,013,860
                                                                                                                     -----------
            Transportation Facilities Revenue (6.7%)
    1,000   Delaware River & Bay Authority, Delaware & New Jersey, Ser 1993+ .............    4.50       01/01/04        987,730
    1,000   Washington Metropolitan Area Transit Authority, District of Columbia,
             Maryland and Virginia, Refg Ser 1993 (FGIC)++ ...............................    4.90       01/01/05        998,330
    1,000   Houston, Texas, Airport Sub Lien 1998 Ser B (AMT) (FGIC) .....................    5.25       07/01/12        976,970
  -------                                                                                                            -----------
    3,000                                                                                                              2,963,030
  -------                                                                                                            -----------
            Water & Sewer Revenue (13.5%)
    1,000   Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC) .......................    5.50       11/01/11      1,031,080
    1,000   Honolulu City & County, Hawaii, Wastewater Jr Ser 1998 (FGIC) ................    5.25       07/01/13        986,780
    1,000   Massachusetts Water Resources Authority, Ser 1993 C ..........................    5.25       12/01/06      1,015,090
      960   New York City Municipal Water Finance Authority, New York, Ser 1994 B ........    5.125      06/15/04        966,595
    1,000   Pittsburgh Water & Sewer Authority, Pennsylvania, Refg Ser 1993 A (FGIC)......    4.60       09/01/03        990,880
    1,000   Southeastern Public Service Authority, Virginia, Regional Solid Waste Refg
             Ser 1993 A (MBIA) ...........................................................    4.70       07/01/04        991,050
  -------                                                                                                            -----------
    5,960                                                                                                              5,981,475
  -------                                                                                                            -----------
   38,785   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $39,439,267) ...............                            38,527,804
  -------                                                                                                            -----------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (11.3%)
    1,800   Delta County Economic Development Corporation, Michigan, Mead-Escanaba
             Paper Co Ser 1985 E (Demand 04/03/00) .......................................    3.95*      12/01/13      1,800,000
    1,600   Chattanooga-Hamilton County Hospital Authority, Tennessee, Erlanger
             Medical Center Ser 1987 (Demand 04/03/00) ...................................    4.00*      10/01/17      1,600,000
    1,000   North Central Texas Health Facilities Development Corporation, Texas,
             Presbyterian Medical Center Ser 1985 D (MBIA) (Demand 04/03/00) .............    4.10*      12/01/15      1,000,000
      600   Texas Water Development Board, Revolving Fund Ser 1992-A
             (Demand 04/03/00) ...........................................................    4.00*      03/01/15        600,000
  -------                                                                                                            -----------
    5,000   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost $5,000,000)                             5,000,000
  -------                                                                                                            -----------
  $43,785   TOTAL INVESTMENTS (Identified Cost $44,439,267) (a) ...................................        98.4%      43,527,804
  =======
            OTHER ASSETS IN EXCESS OF LIABILITIES .................................................         1.6          709,184
                                                                                                          -----      -----------
            NET ASSETS ............................................................................       100.0%     $44,236,988
                                                                                                          =====      ===========


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 2000, continued


---------------
AMT    Alternative Minimum Tax.
 +     Joint exemption in Delaware and New Jersey.
++     Joint exemption in District of Columbia, Maryland and Virginia.
 *     Current coupon of variable rate demand obligation.

(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $73,477 and the aggregate gross unrealized depreciation is $984,940, resulting in net unrealized depreciation of $911,463.


Bond Insurance:

AMBAC  AMBAC Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
FSA    Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000

ASSETS:
Investments in securities, at value
   (identified cost $44,439,267)...................   $43,527,804
Cash ..............................................        79,412
Receivable for:
     Interest .....................................       571,416
     Shares of beneficial interest sold ...........       156,241
Prepaid expenses ..................................        34,709
                                                      -----------
    TOTAL ASSETS ..................................    44,369,582
                                                      -----------
LIABILITIES:
Payable for:
     Investment management fee ....................        18,787
     Shares of beneficial interest repurchased.....        18,191
     Dividends to shareholders ....................         9,491
Accrued expenses ..................................        86,125
                                                      -----------
    TOTAL LIABILITIES .............................       132,594
                                                      -----------
    NET ASSETS ....................................   $44,236,988
                                                      ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................   $53,016,384
Net unrealized depreciation .......................      (911,463)
Accumulated net realized loss .....................    (7,867,933)
                                                      -----------
    NET ASSETS ....................................   $44,236,988
                                                      ===========
NET ASSET VALUE PER SHARE,
 4,441,049 shares outstanding
 (unlimited shares authorized of $.01 par
   value) .........................................   $      9.96
                                                      ===========



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000

NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $2,329,329
                                                  ----------
EXPENSES
Investment management fee .....................      247,150
Professional fees .............................       81,705
Shareholder reports and notices ...............       37,316
Registration fees .............................       31,351
Transfer agent fees and expenses ..............       26,972
Trustees' fees and expenses ...................       15,805
Custodian fees ................................        3,774
Other .........................................        7,360
                                                  ----------
    TOTAL EXPENSES ............................      451,433
Less: expense offset ..........................       (3,768)
                                                  ----------
    NET EXPENSES ..............................      447,665
                                                  ----------
    NET INVESTMENT INCOME .....................    1,881,664
                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .............................      181,899
Net change in unrealized appreciation .........   (2,125,031)
                                                  ----------
    NET LOSS ..................................   (1,943,132)
                                                  ----------
NET DECREASE ..................................   $  (61,468)
                                                  ==========



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                           FOR THE YEAR       FOR THE YEAR
                                                               ENDED             ENDED
                                                          MARCH 31, 2000     MARCH 31, 1999
                                                         ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................     $  1,881,664       $ 2,181,163
Net realized gain ....................................          181,899           739,516
Net change in unrealized appreciation ................       (2,125,031)         (312,924)
                                                           ------------       -----------
   NET INCREASE (DECREASE) ...........................          (61,468)        2,607,755
Dividends from net investment income .................       (1,881,664)       (2,181,163)
Net increase (decrease) from transactions in shares of
  beneficial interest ................................      (12,467,400)          720,864
                                                           ------------       -----------
   NET INCREASE (DECREASE) ...........................      (14,410,532)        1,147,456
NET ASSETS:
Beginning of period ..................................       58,647,520        57,500,064
                                                           ------------       -----------
   END OF PERIOD .....................................     $ 44,236,988       $58,647,520
                                                           ============       ===========

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Limited Term Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity. The Fund seeks to achieve this objective by investing primarily in intermediate term, investment grade municipal securities. The Fund was organized as a Massachusetts business trust on February 25, 1993 and commenced operations on July 12, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 2000, continued

and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the Fund's net assets determined as of the close of each business day.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2000 aggregated $1,402,140 and $14,367,243, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,825. At March 31, 2000, the Fund had an accrued pension liability of $35,315 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 2000, continued

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                 FOR THE YEAR                         FOR THE YEAR
                                                    ENDED                                ENDED
                                                MARCH 31, 2000                       MARCH 31, 1999
                                      ----------------------------------   ----------------------------------
                                           SHARES            AMOUNT             SHARES            AMOUNT
                                      ---------------   ----------------   ---------------   ----------------
Sold ..............................       5,120,592       $ 51,143,930         3,554,302       $ 36,852,846
Reinvestment of dividends .........         141,616          1,419,848           166,102          1,716,817
                                          ---------       ------------         ---------       ------------
                                          5,262,208         52,563,778         3,720,404         38,569,663
Repurchased .......................      (6,492,288)       (65,031,178)       (3,654,764)       (37,848,799)
                                         ----------       ------------        ----------       ------------
Net increase (decrease) ...........      (1,230,080)      $(12,467,400)           65,640       $    720,864
                                         ==========       ============        ==========       ============

5. FEDERAL INCOME TAX STATUS

During the year ended March 31, 2000, the Fund utilized approximately $217,000 of its net capital loss carryover. At March 31, 2000, the Fund had a net capital loss carryover of approximately $7,832,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through March 31 of the following years:




                           AMOUNTS IN THOUSANDS
                     ---------------------------------
                         2003         2004       2005
                     -----------   ---------   -------
                       $3,664        $3,941      $227
                       ======        ======      ====

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $36,000 during fiscal 2000.

As of March 31, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                          FOR THE YEAR ENDED MARCH 31,
                                                    ------------------------------------------------------------------------
                                                        2000          1999         1998          1997             1996
                                                    ------------ ------------- ----------- ---------------- ----------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............    $10.34       $10.26        $ 9.91         $ 9.95           $ 9.56
                                                       ------       ------        ------         ------           ------
Income (loss) from investment operations:
  Net investment income ...........................      0.38         0.39          0.40           0.40             0.41
  Net realized and unrealized gain (loss) .........     (0.38)        0.08          0.35          (0.04)            0.39
                                                       ------       ------        ------         ------           ------
Total income from investment operations ...........         -         0.47          0.75           0.36             0.80
                                                       ------       ------        ------         ------           ------
Less dividends from net investment income .........     (0.38)       (0.39)        (0.40)         (0.40)           (0.41)
                                                       ------       ------        ------         ------           ------
Net asset value, end of period ....................    $ 9.96       $10.34        $10.26         $ 9.91           $ 9.95
                                                       ======       ======        ======         ======           ======
TOTAL RETURN+ .....................................      0.08%        4.68%         7.70%          3.65%            8.42%
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................      0.91%        0.86%(1)      0.83%          0.88%(1)         0.87%(1)
Net investment income .............................      3.81%        3.75%         3.92%          3.99%            4.09%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........   $44,237      $58,648       $57,500        $61,098          $72,766
Portfolio turnover rate ...........................         3%          29%            -              -                -

-------------
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Does not reflect the effect of expense offset of 0.01%.


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Limited Term Municipal Trust (the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 9, 2000



                      2000 FEDERAL TAX NOTICE (unaudited)

      For the year ended March 31, 2000, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Katherine H. Stromberg
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST




[GRAPHIC OMITTED]


ANNUAL REPORT
March 31, 2000